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          T. ROWE PRICE
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          STATE TAX-FREE INCOME TRUST
          New Jersey Tax-Free Bond Fund
          Supplement to Prospectus dated July 1, 1996
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          The following sentences will be added at the end of the footnotes in Table 1 under "Transaction and Fund Expenses" on page 2 of the prospectus.

               Effective March 1, 1997, T. Rowe Price agreed to extend the existing expense limitation of 0.65% for a period of two years from March 1, 1997 through February 28, 1999. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the Fund whenever the Fund's expense ratio is below 0.65%; however, no reimbursement will be made after February 28, 2001, or if it would result in the expense ratio exceeding 0.65%.

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          The date of this supplement is February 27, 1997.
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